                                                                   EXHIBIT 4.2.2

                           STATE COMMUNICATIONS, INC.

                      MASTER AMENDMENT AGREEMENT & CONSENT

         This MASTER AMENDMENT AGREEMENT & CONSENT (the "Agreement") is made and entered into this 20th day of March, 2000 by and among STATE COMMUNICATIONS, INC., a South Carolina corporation (the "Company"), the holders of the Company's common stock listed on SCHEDULE I (the "Holders"), the Existing Investors listed on SCHEDULE II (the "Existing Investors"), the New Investors listed on SCHEDULE III (the "New Investors"), Dorothy Sadler ("Sadler"), Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC, and Seruus Telecom Fund, L.P. ("Seruus").

         WHEREAS, the Company and certain of the Existing Investors are parties to that certain Preferred Stock Purchase Agreement dated February 1, 2000, (the "First Preferred Stock Purchase Agreement") and that certain Registration Rights Agreement, dated February 1, 2000 (the "Registration Rights Agreement"); and

         WHEREAS, the Company, the Holders and the Existing Investors are parties to a Second Amended and Restated Stockholders' Agreement, dated February 1, 2000 (the "Stockholders' Agreement", and collectively with the Registration Rights Agreement, the "Agreements"); and

         WHEREAS, pursuant to the terms of a Preferred Stock Purchase Agreement of even date herewith, the form of which is attached hereto as EXHIBIT A (the "Second Preferred Stock Purchase Agreement"), between the Company, certain Existing Investors and the New Investors, the Company has agreed to issue 4,214,703 shares (the "New Shares") of its Series C Convertible Preferred Stock to the New Investors; and

         WHEREAS, the Company desires to amend the Agreements in order to add the New Investors as parties and to reflect the issuance of the New Shares by the Company; and

         WHEREAS, the Existing Investors desire to consent to the issuance of the New Shares pursuant to the Second Preferred Stock Purchase Agreement to the New Investors and waive any preemptive rights they may have with respect to the issuance of the New Shares; and

         WHEREAS, Richland Ventures II, L.P. has transferred 133,334 of its shares of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Series B Stock") to Sadler; and

         WHEREAS, Moore Global Investments, Ltd. has transferred 1,333,333 of its shares of its Series B Stock and 517,648 of its shares of Series C Stock to its affiliate Moore Overseas Technology Venture Fund, LDC and Remington Investment Strategies, L.P. has transferred 1,333,333 of its shares of its Series B Stock and 517,648 of its shares of Series C Stock to its affiliate Moore Technology Venture Fund, LLC; and

         WHEREAS, Boston Millennia Partners Limited Partnership has transferred 400,000 of its shares of Series B Stock to its affiliate Citizens Capital Corporation; and

         WHEREAS, the parties hereto desire that Sadler, Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC become parties to the Stockholders' Agreement; and

         WHEREAS, Citizens Capital Corporation desires to have the rights and obligations of a Holder under, and as defined in, the Registration Rights Agreement dated July 29, 1999 by and among the Company and the parties listed on
Schedule I thereto (the "Series B Registration Rights Agreement"), and Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC desire to have the rights and obligations of a Holder under, and as defined in, the Series B Registration Rights Agreement with respect to their Series B Stock and the rights and obligations of a Holder under, and as defined in, the Registration Rights Agreement with respect to their Series C Stock;

         NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I
                      Amendments to Stockholders' Agreement

         1.1 Substitution of Schedules I & II. Schedule I to the Stockholders' Agreement is hereby deleted in its entirety and, in lieu thereof, new Schedule I attached hereto as EXHIBIT B is hereby inserted. Schedule II to the Stockholders' Agreement is hereby deleted in its entirety and, in lieu thereof, new Schedule II attached hereto as EXHIBIT C is hereby inserted.

         1.2 Addition of New Investors. Upon the execution and delivery of this Agreement, the New Investors, Sadler, Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC shall be deemed parties to the Stockholders' Agreement and agree to be bound as Investors (as defined therein) by the terms and conditions contained therein, except that George Michael Cassity shall be bound as a Holder (as defined therein) with respect to shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") and options to purchase Common Stock held by him.

         1.3 Super-Majority Approval for Future Amendments. Section 5.2 of the Stockholders' Agreement is hereby deleted in its entirety and replaced with the following:

         5.2 Amendment. This Agreement may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of (i) the Company, (ii) Investors holding 66.66% of the Securities held by the Investors, and (iii) holders of a majority of the Securities held by all Holders and Investors as a group; provided that in the case of any amendment, supplementation or waiver that adversely affects any Investor and does not similarly adversely affect all Investors, such amendment, supplementation or waiver must be approved by each adversely-affected Investor.

                                   ARTICLE II
                   Amendment to Registration Rights Agreement

         2.1 Substitution of Schedule I. Schedule I to the Registration Rights Agreement is hereby deleted in its entirety and, in lieu thereof, new Schedule I attached hereto as EXHIBIT D is hereby inserted.

         2.2 Addition of New Investors. Upon the execution and delivery of this Agreement, the New Investors shall be deemed parties to the Registration Rights Agreement and agree to be bound by the terms and conditions contained therein.


                                   ARTICLE III
                     AGREEMENT TO BE BOUND AS HOLDERS UNDER
                         REGISTRATION RIGHTS AGREEMENT &
                     SERIES B REGISTRATION RIGHTS AGREEMENT

         3.1 Affiliate Transferees of Series B Holders. As provided in Paragraph 11(b) of the Series B Registration Rights Agreement, Citizens Capital Corporation, Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC, each as an affiliate transferee of a Holder, as defined in the Series B Registration Rights Agreement, hereby agrees to be bound by the obligations imposed upon such a Holder to the same extent as if it was such a Holder.

         3.2 Affiliate Transferees of Series C Holders. As provided in Paragraph 11(b) of the Registration Rights Agreement, Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC, each as an affiliate transferee of a Holder, as defined in the Registration Rights Agreement, hereby agrees to be bound by the obligations imposed upon such a Holder to the same extent as if it was such a Holder.


                                   ARTICLE IV
                        CONSENT TO ISSUANCE OF NEW SHARES
                          & WAIVER OF PREEMPTIVE RIGHTS

         4.1 Consent to Issuance of New Shares. Each Existing Investor, Sadler, Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC hereby consent to the issuance of the New Shares to the New Investors as contemplated in the Second Preferred Stock Purchase Agreement.

         4.2 Waiver of Preemptive Rights and Notice of Issuance of New Shares. Each Existing Investor, Sadler, Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC hereby waive any preemptive rights with respect to the issuance of the New Shares to the New Investors and any rights to notice of the proposed issuance of the

New Shares to the New Investors they may have pursuant to the Shareholders' Agreement or otherwise.

         4.3 Consent of Series A and Series B Preferred Stock Holders and Seruus to Grant of Registration Rights to New Investors. Each Existing Investor who is a holder of any of the Company's Series A Convertible Preferred Stock and/or the Company's Series B Convertible Preferred Stock (each, a "Series A Holder" and/or a "Series B Holder" respectively), Sadler (who is a Series B Holder), Moore Overseas Technology Venture Fund, LDC and Moore Technology Venture Fund, LLC (each of whom are Series B Holders) and Seruus hereby consent to the grant by the Company of the registration rights set forth in the Registration Rights Agreement to the New Investors with respect to the New Shares. Without limiting the foregoing, each Series A Holder, each Series B Holder, and Seruus specifically consent to the alteration of the priority provisions set forth in all other registration rights agreements to which they are parties and which pertain to securities of the Company and agree that this Agreement shall constitute an amendment to each such person's existing registration rights agreements with the Company to the extent necessary to harmonize such registration rights agreements with the Registration Rights Agreement as amended hereby.


                                    ARTICLE V
                                  Miscellaneous

         5.1 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one agreement.

         5.2 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         5.3 All Other Terms and Conditions Ratified. All other terms and conditions of the Agreements are hereby ratified and confirmed by the parties and shall remain in full force and effect.

         5.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina, without giving effect to principles governing conflicts of laws.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.

                               STATE COMMUNICATIONS, INC.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------

                               EXISTING INVESTORS

                               RICHLAND VENTURES II, L.P.
                               By:  Richland Partners II, Inc., General Partner

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               RICHLAND VENTURES III, L.P.
                               By:  Richland Partners III, Inc., General Partner

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               FIRST UNION CAPITAL PARTNERS, INC.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               MOORE GLOBAL INVESTMENTS, LTD.
                               By:  Moore Capital Management, Inc.,
                                    Trading Advisor

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               REMINGTON INVESTMENT STRATEGIES, L.P.
                               By:  Moore Capital Advisors, L.L.C.,
                                    General Partner

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.


                              BOSTON MILLENNIA PARTNERS LIMITED PARTNERSHIP
                              By:  Glen Partners Limited Partnership,
                                   General Partner

                              By:
                                 ----------------------------------------------
                              Title:
                                    -------------------------------------------


                              BOSTON MILLENNIA ASSOCIATES I PARTNERSHIP

                              By:
                                 ----------------------------------------------
                              Title:
                                    -------------------------------------------


                              CITIZENS CAPITAL, INC.

                              By:
                                 ----------------------------------------------
                              Title:
                                    -------------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.


                               SOUTHEASTERN TECHNOLOGY FUND
                               By:
                                  ----------------------------------------------

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                                                                          (SEAL)
                               -------------------------------------------
                               Shaler P. Houser

                                                                          (SEAL)
                               -------------------------------------------
                               Charles L. Houser

                                                                          (SEAL)
                               -------------------------------------------
                               Charles S. Houser

                                                                          (SEAL)
                               -------------------------------------------
                               Russell W. Powell

                                                                          (SEAL)
                               -------------------------------------------
                               Daniel H. Sterling

                                                                          (SEAL)
                               -------------------------------------------
                               Judith C. Slaughter

                                                                          (SEAL)
                               -------------------------------------------
                               Thomas Houlihan

                                                                          (SEAL)
                               -------------------------------------------
                               Clark Mizell


                               SERUUS TELECOM FUND, L.P.
                               By:                        , its General Partner
                                  -----------------------

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.



                               SERUUS VENTURES, LLC.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                                                                          (SEAL)
                               -------------------------------------------
                               Hamilton E. Russell III


                                                                          (SEAL)
                               -------------------------------------------
                               John R. Tyrrell



                               -------------------------------------------------
                               John T. Mills, Sr.


                               WYCHE BURGESS PROFIT SHARING PLAN FUND II
                               By:
                                  ----------------------------------------------

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               WILLOU & CO.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------



                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.


                               HOUSER CHARITABLE REMAINDER UNITRUST

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               VFO PARTNERS, LTD.
                               By:
                                  ----------------------------------------------

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               TORONTO DOMINION CAPITAL (U.S.A.), INC.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               NEWCOURT COMMERCIAL FINANCE
                               CORPORATION, an affiliate of The CIT
                               Group, Inc.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.



                            BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.

                            By: BancAmerica Capital Management SBIC I, LLC,
                                Its general partner

                            By: BancAmerica Capital Management I, L.P.,
                                Its sole member

                            By: BACM I GP, LLC,
                                Its general partner

                            By:
                               ----------------------------------------------
                            Name:    Robert H. Sheridan, III
                            Title:   Member


                            CAPITAL INSIGHTS GROWTH INVESTORS, L.P.

                            By:
                               ----------------------------------------------
                            Title:
                                  -------------------------------------------


                            -------------------------------------------------
                            Terry E. Richardson, Jr.


                            -------------------------------------------------
                            David C. Poole


                            -------------------------------------------------
                            William Oberlin

                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.


                               -------------------------------------------------
                               Joseph A. Lawrence


                               -------------------------------------------------
                               Larry Bouman


                               ***************************

                               -------------------------------------------------
                               Dorothy Sadler


                               MOORE OVERSEAS TECHNOLOGY VENTURE FUND, LDC
                               By:
                                  ----------------------------------------------

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               MOORE TECHNOLOGY VENTURE FUND, LLC
                               By:
                                  ----------------------------------------------

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.

                               NEW INVESTORS

                               CIBC WMC INC.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               NORTEL NETWORKS INC.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               WACHOVIA CAPITAL INVESTMENTS, INC.

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------


                               -------------------------------------------------
                               Randy McDougald


                               -------------------------------------------------
                               Vincent Oddo


                               -------------------------------------------------
                               William Adams


                               -------------------------------------------------
                               Ronald Kirby


                               -------------------------------------------------
                               Hamilton E. Russell, III


                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.


                               -------------------------------------------------
                               James Dunn


                               -------------------------------------------------
                               John C. West Trustee for Ernest F. Hollings


                               -------------------------------------------------
                               Riley Murphy


                               -------------------------------------------------
                               JoAnn Langston

                               -------------------------------------------------
                               G. Michael Cassity

                               CLARK H. MIZELL SSB IRA ROLLOVER

                               By:
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------

                       [SIGNATURES CONTINUED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.


-------------------------------
Portia B. Ortale


-------------------------------              ----------------------------------
Patrick S. Hale                              Mark Eric Isaacs


-------------------------------              ----------------------------------
Linda F. Swafford                            Beverly Ann Schrichte


Laura Farish Chadwick Management Trust       The Chadwick 1998 Children's Trust

By:                                          By:
   ----------------------------                 -------------------------------
Name:                                        Name:
     --------------------------                   -----------------------------
Title:                                       Title:
      -------------------------                    ----------------------------

         IN WITNESS WHEREOF, the Company and each of the parties hereto have executed this Master Amendment Agreement as of the date first above written.



                                MOORE TECHNOLOGY VENTURE FUND II L.P.
                                By:
                                   ---------------------------------------------

                                By:
                                   ---------------------------------------------
                                Title:
                                      ------------------------------------------

                                                                       EXHIBIT A

                                     FORM OF
                    SECOND PREFERRED STOCK PURCHASE AGREEMENT

                                                                       EXHIBIT B
                                   SCHEDULE I
                 [TO STOCKHOLDERS' AGREEMENT AS AMENDED HEREBY]

                                  STOCKHOLDERS

                Name                       Issued Shares           Options
                ----                       -------------           -------

Shaler P. Houser                             1,904,000             850,000
17 Crescent Avenue
Greenville, South Carolina  29601

Charles L. Houser                            1,800,000             250,000
35 Rockwood Drive
Greenville, South Carolina  29605

Charles S. Houser                            1,255,114           1,680,000
11866 Magnolia Street
Magnolia Springs, Alabama  36555

Russell W. Powell                              904,000             650,000
610 Crescent Avenue
Greenville, South Carolina  29601

Daniel H. Sterling                             300,000             319,110
101 Longview Terrace
Greenville, South Carolina  29605

Judith C. Slaughter                            100,000             349,110
530 Spalding Farms Road
Greenville, South Carolina  29615

Seruus Ventures, LLC                           200,000                   0
200 North Main Street, Suite 301
Greenville, South Carolina  29601

Seruus Telecom Fund, L.P.                      861,110                   0
200 North Main Street, Suite 301
Greenville, South Carolina  29601

Hamilton E. Russell                             26,000             121,110
11 North Brookwood Drive
Greenville, South Carolina  29605


Clark Mizell                                         0             251,041

2031 Harris Grove Church Road
Gray Court, South Carolina  29645

Thomas Houlihan                                102,260                   0
200 North Main Street, Suite 303
Greenville, South Carolina  29601

George Michael Cassity                          81,178             750,000
[Address to be provided]

                                         ---------------------------------------
         TOTAL                               7,533,662           5,220,371

                                                                       EXHIBIT C
                                   SCHEDULE II
                 [TO STOCKHOLDERS' AGREEMENT AS AMENDED HEREBY]

                                    INVESTORS

                                               Series A Convertible  Series B Convertible  Series C Convertible
               Name                              Preferred Stock       Preferred Stock       Preferred Stock
               ----                            --------------------  --------------------  --------------------

Richland Ventures II, L.P.                                2,083,334            533,332               588,235
3100 West End Avenue, Suite 400
Nashville, TN  37203-1304
(615) 383-8030
Fax: (615) 269-0463

Richland Ventures III, L.P.                                       0          2,666,667             1,035,295
3100 West End Avenue, Suite 400
Nashville, TN  37203-1304
(615) 383-8030
Fax: (615) 269-0463

Portia B. Ortale                                                  0                  0                28,236

Laura Farish Chadwick Management Trust                            0                  0                11,765

The Chadwick 1998 Children's Trust                                0                  0                11,765
c/o Merrill Lynch & Co., Inc.
World Financial Center
North Tower - 29th Floor
New York, NY  10281-1329
Attn:  Mark C. Brueggen, Trustee
(212) 449-4896
Fax: (212) 449-9120

Patrick S. Hale                                                   0                  0                 5,882

Mark Eric Isaacs                                                  0                  0                 5,882

Linda F. Swafford                                                 0                  0                 1,176

Beverly Ann Schrichte                                             0                  0                 1,176

First Union Capital Partners, Inc.                        2,083,334          1,466,667             1,176,471
One First Union Center

                                               Series A Convertible  Series B Convertible  Series C Convertible
               Name                              Preferred Stock       Preferred Stock       Preferred Stock
               ----                            --------------------  --------------------  --------------------
301 South College Street, Floor 5
Charlotte, NC  28288-0732
(704) 374-4948
Fax: (704) 374-6711

Moore Global Investments, Ltd.                                    0          1,333,334               517,647
C/o Citco Fund Services (Bahamas), Ltd.
Bahamas Financial Center
Charlotte & Shirley Street
P.O. Box CB 13136
Nassau, Bahamas

Moore Overseas Technology                                         0          1,333,333               517,648
           Venture Fund, LDC
c/o Moore Capital Management, Inc.
1251 Avenue of the Americas, 53rd Floor
New York, NY 10020
(212) 782-7075
Fax: (212) 382-9813

Remington Investments Strategies, L.P.                            0          1,333,334               517,647
1251 Avenue of the Americas
New York, NY  10025
(212) 782-7033
Fax:  (212) 575-6832

Moore Technology Venture Fund, LLC                                0          1,333,333               517,648
c/o Moore Capital Advisors, L.L.C.
1251 Avenue of the Americas, 53rd Floor
New York, NY 10020
(212) 782-7075
Fax: (212) 382-9813

Moore Technology Venture Fund II L.P.                             0                  0               282,352
1251 Avenue of the Americas
New York, NY 10020
Attn:  Savvas Savvinidis
(212) 782-7017
Fax:  (212) 382-9813
Southeastern Technology Fund                                      0            533,333               117,647
7910 South Memorial Parkway, Suite F
Huntsville, AL  35802

                                               Series A Convertible  Series B Convertible  Series C Convertible
               Name                              Preferred Stock       Preferred Stock       Preferred Stock
               ----                            --------------------  --------------------  --------------------
(256) 883-8711
Fax:  (256) 883-8558

Boston Millennia Partners Limited Partnership                     0          1,444,257             1,279,080
30 Rowes Wharf, Suite 330
Boston, MA  02110
(617) 428-5150
Fax: (617) 428-5160

Boston Millennia Associates I Partnership                         0             22,410                15,038
30 Rowes Wharf, Suite 330
Boston, MA  02110
(617) 428-5150
Fax:  (617) 428-5160

Citizens Capital, Inc.                                            0            400,000               352,941
30 Rowes Wharf, Suite 330
Boston, MA  02110
(617) 428-5150
Fax: (617) 428-5160

John R. Tyrrell                                                   0             20,000                51,765
c/o Richland Ventures
200 31st Avenue North, Suite 200
Nashville, Tennessee  37205

Charles S. Houser                                            41,667            166,666                     0
101 River Route
11866 Magnolia Street
Magnolia Springs, AL  36555

Houser Charitable Trust                                      41,667             66,666                     0
C/o Cornerstone Management
Attn:  Bryan Taylor
7076 Peachtree Industrial Blvd.
Suite 100
Norcross, GA  30071

John T. Mills, Sr.                                                0            100,000                     0
501 East Seven Oaks Drive
Greenville, SC  29605

Willou & Co.                                                416,670            266,666                     0

                                               Series A Convertible  Series B Convertible  Series C Convertible
               Name                              Preferred Stock       Preferred Stock       Preferred Stock
               ----                            --------------------  --------------------  --------------------
C/o Frank Maybank
P.O. Box 10856 FS
Greenville, SC  29602

VFO Partners, Ltd.                                           45,000                  0                     0
C/O James McKissick
13 Thornwood Lane
Greenville, SC  29605

Wyche Burgess Profit Sharing Plan Fund II                         0             33,333                     0
c/o Cary Hall
P.O. Box 728
Greenville, SC  29603

                                               Series A Convertible  Series B Convertible  Series C Convertible
               Name                              Preferred Stock       Preferred Stock       Preferred Stock
               ----                            --------------------  --------------------  --------------------
Toronto Dominion Capital (U.S.A.), Inc.
31 West 52nd Street, 20th Floor                                   0                  0             2,352,941
New York, NY 10019

Newcourt Commercial Finance Corporation,
an affiliate of
the CIT Group, Inc.                                               0                  0             1,176,471
2 Gatehall Drive
Parsippany, NJ 07054

BancAmerica Capital Investors SBIC I, L.P.
100 N. Tryon Street, 25th Floor                                   0                  0             1,176,471
Charlotte, NC 28255

Capital Insights Growth Investors, L.P.
888 S. Pleasantburg Drive, Suite 2-D                              0             66,666                     0
Post Office Box 27162
Greenville, SC  29616-2162

Terry E. Richardson, Jr.                                          0            266,666                     0
Ness, Motley, Loadholt, Richardson & Poole
1730 Jackson Street
Barnwell, SC  29812

David C. Poole                                                    0            266,666                     0
Post Office Box 2107
Greenville, SC  29602

Joseph A. Lawrence                                                0             53,333                50,000
1121 Bellview Road
McLean, VA  22102

William Oberlin                                                   0             26,667                70,588
257 Chestnut Circle
Bloomfield Hills, MI  48304

Larry Bouman                                                      0                  0               100,000
7428 Old Maple Square
McLean, VA  22102

Dorothy Sadler                                                    0            133,334                     0

CIBC WMC Inc.                                                     0                  0             1,764,706

                                               Series A Convertible  Series B Convertible  Series C Convertible
               Name                              Preferred Stock       Preferred Stock       Preferred Stock
               ----                            --------------------  --------------------  --------------------
c/o CIBC Capital Partners
425 Lexington Avenue
New York, NY 10017
Attn:  Richard White
(212) 856-4032
Fax: (212) 697-1544

Nortel Networks Inc.                                              0                  0             1,176,471
GMS 991 15 A40
2221 Lakeside Blvd.
Richardson, Texas  75082-4399
Attention: Mitchell L. Stone
Director, Customer Finance North America
(972) 684-0395
Fax:  (972) 684-3679

Wachovia Capital Investments,Inc.                                 0                  0               470,588
191 Peachtree Street, NE
GA 423, 26th Floor
Atlanta, Georgia 30303
Attention:  Andrew Rose
(404) 332-1176
Fax: (404) 332-1392

Randy McDougald                                                   0                  0                23,529

Vincent Oddo                                                      0                  0                10,000

William Adams                                                     0                  0                20,000

Ronald Kirby                                                      0                  0                52,941

Hamilton E. Russell, III                                          0                  0                 5,000

James Dunn                                                        0                  0                23,529



John C. West Trustee for Ernest F. Hollings                       0                  0                 5,000
Post Office Drawer 13 (29938)

                                               Series A Convertible  Series B Convertible  Series C Convertible
               Name                              Preferred Stock       Preferred Stock       Preferred Stock
               ----                            --------------------  --------------------  --------------------
23-B Shelter Cove Lane, Suite 400
Hilton Head, SC 29928
(843) 785-4300
Fax: (843) 785-5545

Riley Murphy                                                      0                  0                35,000
9008 Potomac Forest Drive
Great Falls, VA  2206
Fax: (703) 757-9476

JoAnn Langston                                                    0                  0                 5,000

G. Michael Cassity                                                0                  0               212,940

Clark H. Mizell SSB IRA Rollover                                  0                  0                10,000

                                                                       EXHIBIT D

                                   SCHEDULE I
              [TO REGISTRATION RIGHTS AGREEMENT AS AMENDED HEREBY]

                                    INVESTORS

Richland Ventures II, L.P.
Richland Ventures III, L.P.
John Ryan Tyrrell
Portia B. Ortale
Laura Farish Chadwick Management Trust
The Chadwick 1998 Children's Trust
Patrick S. Hale
Mark Eric Isaacs
Linda F. Swafford
Beverly Ann Schrichte
First Union Capital Partners, Inc.
Moore Global Investments, Ltd.
Moore Overseas Technology Venture Fund, LDC
Remington Investments Strategies, L.P.
Moore Technology Venture Fund, LLC
Moore Technology Venture Fund II L.P.
Southeastern Technology Fund
Boston Millennia Partners Limited Partnership
Boston Millennia Associates I Partnership
Toronto Dominion Capital (U.S.A.), Inc.
Newcourt Commercial Finance Corporation
BancAmerica Capital Investors SBIC I, L.P.
CIBC WMC Inc.
Nortel Networks Inc.
Wachovia Capital Investments, Inc.
Randy McDougald
Vincent Oddo
William Adams
Ronald Kirby
Hamilton E. Russell, III
James Dunn
John C. West Trustee for Ernest F. Hollings
Riley Murphy
JoAnn Langston
G. Michael Cassity
Clark H. Mizell SSB IRA Rollover

                                   Schedule I

                                     HOLDERS

Shaler P. Houser
Charles L. Houser
Charles S. Houser
Russell W. Powell
Daniel H. Sterling
Judith C. Slaughter
Seruus Ventures, LLC
Seruus Telecom Fund, L.P.
Hamilton E. Russell
Clark Mizell
Thomas Houlihan

                                   Schedule II

                               EXISTING INVESTORS

RICHLAND VENTURES II, L.P.
RICHLAND VENTURES III, L.P.
FIRST UNION CAPITAL PARTNERS, INC.
MOORE GLOBAL INVESTMENTS, LTD.
REMINGTON INVESTMENTS STRATEGIES, L.P.
BOSTON MILLENNIA PARTNERS LIMITED PARTNERSHIP
BOSTON MILLENNIA ASSOCIATES I PARTNERSHIP
CITIZENS CAPITAL INCORPORATED
SOUTHEASTERN TECHNOLOGY FUND
Charles S. Houser
SERUUS TELECOM FUND, L.P.
John R. Tyrrell
John T. Mills, Sr.
WYCHE BURGESS PROFIT SHARING PLAN FUND II
WILLOU & CO.
HOUSER CHARITABLE REMAINDER UNITRUST
VFO PARTNERS, LTD.
TORONTO DOMINION CAPITAL (U.S.A.), INC.
NEWCOURT COMMERCIAL FINANCE CORPORATION,
         an affiliate of The CIT Group, Inc.
BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.
CAPITAL INSIGHTS GROWTH INVESTORS, L.P.
Terry E. Richardson, Jr.
David C. Poole
William Oberlin
Joseph A. Lawrence
Larry Bouman

                                  Schedule III

                                  NEW INVESTORS

John Ryan Tyrrell
Portia B. Ortale
Laura Farish Chadwick Management Trust
The Chadwick 1998 Children's Trust
Patrick S. Hale
Mark Eric Isaacs
Linda F. Swafford
Beverly Ann Schrichte
MOORE TECHNOLOGY VENTURE FUND II L.P.
CIBC WMC INC.
NORTEL NETWORKS INC.
WACHOVIA CAPITAL INVESTMENTS, INC.
Randy McDougald
Vincent Oddo
William Adams
Ronald Kirby
Hamilton E. Russell, III
James Dunn
John C. West Trustee for Ernest F. Hollings
Riley Murphy
JoAnn Langston
G. Michael Cassity
Clark H. Mizell SSB IRA Rollover